Exhibit 10.6

SEASPAN CORPORATION

SUBSCRIPTION AGREEMENT

Seaspan Corporation

Room 503, 5/F Lucky Commercial Center

103 Des Voeux Road West

Hong Kong

China

August             , 2005

Ladies and Gentlemen:

1. Subscription. The undersigned (each an “Investor”) subscribes for and agrees to purchase the number of Class B common shares (“Subordinated Shares”) of Seaspan Corporation (the “Company”) set forth on the signature page hereof, for a price (“Contribution”) equal to US$___ per share. The Investor agrees to be bound by all the terms and provisions of the Restated Articles of Incorporation of the Company (as amended from time to time, the “Articles”) in the final form provided to the Investor.

2. Representations and Warranties of the Investor. To induce the Company to accept this subscription, the Investor represents and warrants as follows:

(a) The Investor has been furnished and has carefully read (i) the Company’s Articles and Bylaws (ii) the Registration Statement and Prospectus of the Company in connection with the initial public offering of the Company’s common shares, (iii) the management agreement between the Company, Seaspan Management Services Limited, Seaspan Advisory Services Ltd., Seaspan Ship Management Ltd. and Seaspan Crew Management Ltd., dated as of             , 2005 (the “Management Agreement”), (iv) the omnibus agreement among the Company, Seaspan Management Services Limited, Seaspan Ship Management Ltd., Seaspan Advisory Services Limited, Norsk Pacific Steamship Company Limited and Seaspan International Ltd. dated as of             , 2005 (the “Omnibus Agreement”), (v) the registration rights agreement between the Company, Dennis Washington, The Kevin Lee Washington Trust II, Gerry Wang, Tiger Container Shipping Company Limited, and Seaspan Eagle Shipping Company Limited, Seaspan Birdie Shipping Company Limited, Hemlock Shipping Company Limited and Spruce Shipping Company Limited, dated as of             , 2005 (the “Registration Rights Agreement”) and (vi) the offering legends (the “Offering Legends”) attached hereto as Attachment A. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subordinated Shares, and understands the risks of, and other considerations relating to, a purchase of Subordinated Shares. The Investor understands that the Company has no operating history.

(b) The Investor’s acquisition of the Subordinated Shares is voluntary.

(c) To the full satisfaction of the Investor, the Investor has been furnished any materials the Investor has requested relating to the Company and the offering of Subordinated Shares, and the Investor has been afforded the opportunity to ask questions of representatives of the Company concerning the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of any representations made in such materials, and all such questions, if asked, have been answered satisfactorily and all such documents, if examined, have been found to be satisfactory.

(d) Other than as set forth herein or in the Articles, the Investor is not relying upon any information, representation or warranty by the Company or any of its agents in determining to invest in the Company. The Investor has consulted, to the extent deemed appropriate by the Investor, with the Investor’s own advisors as to the financial, tax, legal and related matters concerning an investment in the Subordinated Shares and on that basis believes that an investment in the Subordinated Shares is suitable and appropriate for the Investor.

(e) If the Investor is a natural person, the Investor has all requisite legal capacity to acquire and hold the Subordinated Shares, and to execute, deliver and comply with the terms of each of the documents to be executed and delivered by the investor in connection with this subscription for interests.

(f) If the Investor is not a natural person, the Investor represents and warrants that (i) it is duly organized, formed or incorporated, as the case may be, and validly existing and in good standing under the laws of the Investor’s jurisdiction of organization, formation or incorporation, (ii) it has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement, and each other document required to be executed and delivered by the Investor in connection with this subscription for Subordinated Shares, and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby, and (iii) the person signing this Subscription Agreement on behalf of the Investor has been duly authorized to execute and deliver this Subscription Agreement, and each other document required to be executed and delivered by the Investor in connection with this subscription for Subordinated Shares.

(g) The execution and delivery by the Investor of, and compliance by the Investor with, this Subscription Agreement, the Articles and each other document required to be executed and delivered by the Investor in connection with this subscription for Subordinated Shares does not conflict with, or constitute a default under, any instruments governing the Investor, any law, regulation or order applicable to the Investor, or any agreement to which the Investor is a party or by which the Investor is bound.

(h) This Subscription Agreement has been duly executed by the Investor and constitutes a valid and legally binding agreement of the Investor, enforceable against the Investor in accordance with its terms.

3. Tax Information. Each Investor agrees to provide to the Company in a timely manner any tax documentation that may be reasonably required by the Company.

4. Lock-up Period. Each Investor agrees that it will not, without the prior written consent of the Company, offer, sell, contract to sell, pledge, or otherwise dispose of any of the Subordinated Shares until the date that each of the 23 vessels described in the Registration Statement on form F-1 have been delivered to the Company, provided, however, that each Investor may pledge the Subordinated Shares to a bona fide lender or transfer the Subordinated Shares to affiliates (as defined under Rule 12b-2 of the Securities Exchange Act of 1934) so long as any subsequent transferee of the Subordinated Shares agrees to be bound by the restrictions of this paragraph 4.

5. Miscellaneous. The representations and warranties made by the Investor in this Subscription Agreement will survive the closing of the transactions contemplated hereby and any investigation made by the Company. Notwithstanding any provision of this Subscription Agreement, no Investor waives any rights granted to it under the Company’s Articles, By-laws or applicable securities laws. This Subscription Agreement may be executed in one or more counterparts, all of which together will constitute one instrument. This Subscription Agreement will be governed by and construed in accordance with the laws of New York applicable to agreements to be made and performed entirely within such jurisdiction.

6. Distributions. Distributions to the Investor in respect of the Subordinated Shares will be made by wire transfer of immediately available funds to the account specified in writing by the Investor to the Company.

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth above.

Number of Subordinated Shares: ________________
DENNIS WASHINGTON

Number of Subordinated Shares: ________________
THE KEVIN LEE WASHINGTON TRUST II

By:

(Print Name and Title)

Number of Subordinated Shares: ________________
0731455 B.C. LTD.

By:

(Print Name and Title)

Number of Subordinated Shares: ________________
TIGER CONTAINER SHIPPING COMPANY LIMITED

By:

(Print Name and Title)

The Company hereby accepts the above application for subscription of the Subordinated Shares.

Seaspan Corporation

By:
	Name:	Gerry Wang
	Title:	Chief Executive Officer

Attachment A

OFFERING LEGENDS

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY U.S. FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY PURSUANT TO PARAGRAPH 4 OF THE SUBSCRIPTION AGREEMENT AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED THEREUNDER AND UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR BRITISH COLUMBIA RESIDENTS ONLY

THIS IS NOT, AND UNDER NO CIRCUMSTANCES IS TO BE, CONSTRUED AS AN ADVERTISEMENT OR PUBLIC OFFERING OF SUBORDINATED SHARES IN BRITISH COLUMBIA. NO SECURITIES COMMISSION OR SIMILAR AUTHORITY IN CANADA HAS REVIEWED THE SUBSCRIPTION AGREEMENT OR HAS IN ANY WAY PASSED UPON THE MERITS OF THE SUBORDINATED SHARES WHICH MAY BE OFFERED IN THE MANNER CONTEMPLATED HEREBY, AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE. THE SUBORDINATED SHARES ARE BEING OFFERED IN RELIANCE ON EXEMPTIONS FROM THE PROSPECTUS AND REGISTRATION REQUIREMENTS OF BRITISH COLUMBIA SECURITIES LAW AND, AS A RESULT OF THE INVESTOR ACQUIRING THE SUBORDINATED SHARES PURSUANT TO SUCH EXEMPTIONS: (1) CERTAIN PROTECTIONS, RIGHTS AND REMEDIES PROVIDED BY THE SECURITIES LAWS OF BRITISH COLUMBIA, INCLUDING STATUTORY RIGHTS OF RESCISSION OR DAMAGES, WILL NOT BE AVAILABLE TO THE INVESTOR; (2) THE INVESTOR MAY NOT RECEIVE INFORMATION THAT MIGHT OTHERWISE BE REQUIRED TO BE PROVIDED TO THE INVESTOR UNDER SUCH SECURITIES LAWS; AND (3) THE COMPANY IS RELIEVED FROM CERTAIN OBLIGATIONS THAT WOULD OTHERWISE APPLY UNDER SUCH SECURITIES LAWS. THE SUBORDINATED SHARES WILL BE SUBJECT TO RESALE RESTRICTIONS UNDER THE SECURITIES LAWS OF BRITISH COLUMBIA. INVESTORS SHOULD CONSULT WITH COUNSEL REGARDING APPLICABLE SECURITIES LEGISLATION BEFORE INVESTING IN OR RESELLING ANY OF SUCH SUBORDINATED SHARES.

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